                               AMENDMENT NO. 1 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF JANUARY 1, 2012
                                  (AGREEMENT)

                                    BETWEEN

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of September 30, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Schedule B, Reinsurance Premiums, amends and, as amended, restates Schedule B, Reinsurance Premiums.

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:     /s/ Roberto Baron
        ----------------------------------

Name:   Roberto Baron
        ----------------------------------

Title:  Vice President
        ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        ----------------------------------

Name:   Christopher Kremer
        ----------------------------------

Title:  Vice President and Actuary
        ----------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the ceded liabilities described in Article I paragraph B, for the Reinsured Contracts.

B.   Reinsured Contracts:

          VARIABLE ANNUITY CONTRACTS
          --------------------------

          VA Series Contract (Standard Contract, 7-year surrender charge schedule)
          L Series Contract (4-year surrender charge schedule)
          C Series Contract (No surrender charges)
          S Series Contract (Standard and L Series)
          VA - 4 Series Contract (L Class)
          O Series Contract (Front-end load & 7-year surrender charge schedule,
              Edward Jones distribution)

          Marquis Portfolios (No surrender charges)
          PrimElite IV (8-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)
          MetLife Growth & Guaranteed Income (5-year surrender charge schedule,
              Fidelity Distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits and Earnings Preservation Benefits:
          ---------------------------------------------------------------------

          Principal Protection: Form 8015 (11/00)
          Option 2 - Return of Purchase Payment Death Benefit: MGGI (10/09) Annual Step-Up: Form 8017 (11/00)
          Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)

          Enhanced Death Benefit II: Form MLIU-640-1 (4/08) & Endorsement MLIU-
              RMD (7/10)-E
          Enhanced Death Benefit III: Form MLIU-640-1 (4/08) & Endorsement MLIU-
              RMD (7/10)-E
          Enhanced Death Benefit Max II: Form MLIU-640-1 (4/08) & Endorsement
              MLIU-RMD (7/10)-E

          Enhanced Death Benefit Max III: Form MLIU-640-1 (4/08) & Endorsement
              MLIU-RMD (7/10)-E
          Enhanced Death Benefit Max IV: Form MLIU-640-1 (4/08), MLIU-640-1-OR
              (12/11) & Endorsement MLIU-RMD (7/10)-E
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form
              8019 (11/00)

          Guaranteed Minimum Income Benefits:
          -----------------------------------

          Guaranteed Minimum Income Benefit Plus: Form MLIU-560-4 (4/08) or
              MLIU-560-5 (5/09)
          Guaranteed Minimum Income Benefit Plus III: Form MLIU-560-6 (11/10) &
              Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Plus IV: Form MLIU-560-4 (4/08),
              MLIU-560-6 (11/10), MLIU-560-7 (9/11) or MLIU-560-6-OR (9/11) &
              Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max II: Form MLIU-560-4 (4/08),
              MLIU-560-8 (9/11) or MLIU-560-5-OR (9/11) & Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max III: Form MLIU-560-4 (4/08),
              MLIU-560-5 (09/10) MLIU-560-9 (12/11) or MLIU-560-7-OR (12/11) &
              Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max IV: Form MLIU-560-4 (4/08),
              MLIU-560-11 (8/12) or MLIU-560-9-OR (8/12) & Endorsement MLIU-RMD (7/10)-E

          Guaranteed Withdrawal Benefits:
          -------------------------------

          Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or
              MLIU-690-5 (7/09)
          Guaranteed Withdrawal Benefit for Life: MGGI (10/09)

                                   SCHEDULE B

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                            REINSURANCE PREMIUM
GMDB PROGRAM                     CONTRACTS COVERED             (BASIS POINTS)
-----------------------  ---------------------------------  --------------------
Principal Protection          All Reinsured Contracts               9.00

Option 2 - Return of        MetLife Growth & Guaranteed             9.00
Purchase Payment                 Income Contracts
Death Benefit

Annual Step-Up           All Reinsured Contracts, except S         20.00
                            Series, Simple Solutions &
                            MetLife Growth & Guaranteed
                                 Income Contracts)

Greater of Annual Step-  All Reinsured Contracts, except S         35.00
Up and 5% Rollup            Series, Marquis Portfolios,
                         PrimElite IV, Simple Solutions &
                            MetLife Growth & Guaranteed
                                 Income Contracts)

Enhanced Death            All Reinsured Contracts, except          60.00
Benefit II               VA - 4 Series, O Series Contract,
                         Marquis Portfolios, PrimElite IV,
                            Simple Solutions & MetLife
                            Growth & Guaranteed Income
                                     Contracts
                                  Issue Ages 0-69

Enhanced Death           All Reinsured Contracts, except O         60.00
Benefit III                  Series Contract, Marquis
                         Portfolios, PrimElite IV, Simple
                           Solutions & MetLife Growth &
                            Guaranteed Income Contracts
                                  Issue Ages 0-69

                                                             REINSURANCE PREMIUM
GMDB PROGRAM                     CONTRACTS COVERED             (BASIS POINTS)
------------------------  ---------------------------------  -------------------
Enhanced Death            All Reinsured Contracts, except O         60.00
Benefit Max II & Max III      Series Contract, Marquis
                          Portfolios, PrimElite IV, Simple
                            Solutions & MetLife Growth &
                             Guaranteed Income Contracts
                                   Issue Ages 0-69

Enhanced Death             All Reinsured Contracts, except          60.00
Benefit Max IV               L-Series Contract, C-Series
                            Contract, O Series Contract,
                          Marquis Portfolios, PrimElite IV,
                             Simple Solutions & MetLife
                             Growth & Guaranteed Income
                                      Contracts
                                   Issue Ages 0-69

Enhanced Death             All Reinsured Contracts, except         115.00
Benefit II                VA - 4 Series, O Series Contract
                          Marquis Portfolios, PrimElite IV,
                             Simple Solutions & MetLife
                             Growth & Guaranteed Income
                                      Contracts
                                  Issue Ages 70-75

Enhanced Death            All Reinsured Contracts, except O        115.00
Benefit III                   Series Contract, Marquis
                          Portfolios, PrimElite IV, Simple
                            Solutions & MetLife Growth &
                             Guaranteed Income Contracts
                                  Issue Ages 70-75

Enhanced Death            All Reinsured Contracts, except O        115.00
Benefit Max II & Max III      Series Contract, Marquis
                          Portfolios, PrimElite IV, Simple
                            Solutions & MetLife Growth &
                             Guaranteed Income Contracts
                                  Issue Ages 70-75

Enhanced Death             All Reinsured Contracts, except         115.00
Benefit Max IV               L-Series Contract, C-Series
                            Contract, O Series Contract,
                          Marquis Portfolios, PrimElite IV,
                             Simple Solutions & MetLife
                             Growth & Guaranteed Income
                                      Contracts
                                  Issue Ages 70-75

                                                            REINSURANCE PREMIUM
GMDB PROGRAM                     CONTRACTS COVERED             (BASIS POINTS)
----------------------  ---------------------------------  ---------------------
Enhanced Death            Marquis Portfolios Contracts             80.00
Benefit II                       Issue Ages 0-69

Enhanced Death            Marquis Portfolios Contracts            135.00
Benefit II                      Issue Ages 70-75

Earnings Preservation   All Reinsured Contracts, except S          25.00
Benefit                    Series, Simple Solutions &
                           MetLife Growth & Guaranteed
                                Income Contracts

INCOME PROGRAM

                                                            REINSURANCE PREMIUM
INCOME PROGRAM                   CONTRACTS COVERED             (BASIS POINTS)
----------------------  ----------------------------------  --------------------
GMIB Plus III: MLIU-      All Reinsured Contracts, except          100.00
560-6 (11/10) &          VA - 4 Series, O Series Contract,
Endorsement MLIU-        PrimElite IV, Simple Solutions, &
RMD (7/10)-E                MetLife Growth & Guaranteed
                                  Income Contracts

GMIB Plus IV: 560-4      All Reinsured Contracts, except O         100.00
(4/08) or MLIU-560-7       Series Contract, PrimElite IV,
(9/11) or MLIU-560-6        Simple Solutions, & MetLife
(11/10) or MLIU-560-6-       Growth & Guaranteed Income
OR (9/11) &                          Contracts
Endorsement MLIU-
RMD (7/10)-E

GMIB Max II: MLIU-       All Reinsured Contracts, except O         100.00
560-4 (4/08) or MLIU-         Series Contract, Marquis
560-8 (9/11) or MLIU-     Portfolios, PrimElite IV, Simple
560-5-OR (9/11) &          Solutions, & MetLife Growth &
Endorsement MLIU-           Guaranteed Income Contracts
RMD (7/10)-E

GMIB Max III: MLIU-      All Reinsured Contracts, except O         100.00
560-4 (4/08) or MLIU-         Series Contract, Marquis
560-5 (9/10) or MLIU-     Portfolios, PrimElite IV, Simple
560-9 (12/11) MLIU-        Solutions, & MetLife Growth &
560-7-OR (12/11) &          Guaranteed Income Contracts
Endorsement MLIU-
RMD (7/10)-E

GMIB Max IV: MLIU-       All Reinsured Contracts, except L-        100.00
560-4 (4/08) or MLIU-        Series Contract, C-Series
560-11 (8/12) or MLIU-     Contract, Marquis Portfolios,
560-9-OR (8/12) &        PrimElite IV, Simple Solutions, &
Endorsement MLIU-           MetLife Growth & Guaranteed
RMD (7/10)-E                      Income Contracts

GMIB Plus: Form MLU-        Marquis Portfolios Contracts           115.00
560-4 (4/08) or MLU-
560-5 (5/09)
GMIB Plus III: 560-4
(4/08) or MLIU-560-6
(11/10) & Endorsement
MLIU-RMD (7/10)-E

B.   WITHDRAWAL PROGRAM

                                                           REINSURANCE PREMIUM
WITHDRAWAL PROGRAM              CONTRACTS COVERED             (BASIS POINTS)
----------------------   -------------------------------  ---------------------
  Principal Guarantee     Marquis Portfolios Contracts            50.00

  Principal Guarantee     Marquis Portfolios Contracts            25.00
         Value

      Guaranteed             PrimElite IV Contracts               25.00
  Withdrawal Benefit

  Lifetime GWB (2008      Marquis Portfolios Contracts           145.00
Version) - Single Life
        Version

  Lifetime GWB (2008      Marquis Portfolios Contracts           170.00
 Version) - Joint Life
        Version

 Lifetime GWB - Single       PrimElite IV Contracts              140.00
     Life Version

 Lifetime GWB - Joint        PrimElite IV Contracts              155.00
     Life Version

  Lifetime LWG III -       Simple Solutions Contracts            110.00
  Single Life Version

  Lifetime LWG III -       Simple Solutions Contracts            130.00
  Joint Life Version

      Guaranteed           MetLife Growth & Guaranteed            90.00
Withdrawal Benefit for          Income Contracts
Life - Single Annuitant

      Guaranteed           MetLife Growth & Guaranteed           105.00
Withdrawal Benefit for          Income Contracts
Life - Joint Annuitants